Current Tax Assets and Liabilities - Summary of Current Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Tax Receivables
Advance income tax payments	$ 191,858	$ 118,609
Other	9,882	9,271
Total	201,740	127,880
Tax Payables
Income tax	183,060	222,870
Total	$ 183,060	$ 222,870